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                                                                     EXHIBIT 24

                              POWER OF ATTORNEY


The undersigned, Pierre Lescure, Chief Executive Officer of Canal+ S.A., hereby appoints Ronald Buckly, John St. Clair and Robert Jesuele of the law firm of Coudert Brothers, each acting individually, as my attorney-in-fact, to execute, deliver and file on my behalf and on behalf of Canal+ S.A. any and all forms, including Schedule 13D and amendments thereto and Forms 3, 4 and 5 and amendments thereto, required by the Securities and Exchange Commission of the United States of America in connection with securities issued by Carolco Pictures Inc.



On July 25, 1993


 /s/  PIERRE LESCURE
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      Pierre Lescure










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                              POWER OF ATTORNEY


The undersigned, Brahim Chioua, Chief Financial Officer, Le Studio
Canal+ S.A., hereby appoints Ronald Buckly, John St. Clair and Robert Jesuele of the law firm of Coudert Brothers, each acting individually, as my attorney-in-fact, to execute, deliver and file on my behalf and on behalf of Le Studio Canal+ S.A. any and all forms, including Schedule 13D and amendments thereto and Forms 3, 4 and 5 and amendments thereto, required by the Securities and Exchange Commission of the United States of America in connection with securities issued by Carolco Pictures Inc.



On February 6, 1995



/s/  BRAHIM CHIOUA
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  Brahim Chioua


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                              POWER OF ATTORNEY


The undersigned, Dominique Jeunot and Pierson Trust B.V., Managing Directors of Cinepole Productions B.V., hereby appoint Ronald Buckly, John St. Clair and Robert Jesuele of the law firm of Coudert Brothers, each acting individually, as my attorney-in-fact, to execute, deliver and file on my behalf and on behalf of Cinepole Productions B.V. any and all forms, including Schedule 13D and amendments thereto and Forms 3, 4 and 5 and amendments thereto, required by the Securities and Exchange Commission of the United States of America in connection with securities issued by Carolco Pictures Inc.






On July 28, 1993





 /s/ DOMINIQUE JEUNOT                            /s/ MEESPIERSON TRUST B.V.
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     Dominique Jeunot                                MeesPierson Trust B.V.